                                                                   EXHIBIT 99.3


                         CONSENT SOLICITATION STATEMENT

                              KIMCO NORTH TRUST III

           SOLICITATION OF CONSENTS TO AMEND CERTAIN PROVISIONS OF THE
                     INDENTURE PROVIDING FOR THE ISSUANCE OF
               CAN$150,000,000 SERIES 1 4.45 % NOTES MATURING 2010
                            CUSIP NUMBER : 49446PAA1
                            ISIN CODE : CA49446PAA18

         Kimco North Trust III (the "Issuer", "we" or "us") is soliciting consents (the "Solicitation") of registered holders ("Registered Holders") of all Series 1 4.45 % Notes Maturing 2010 (collectively, the "Notes") of the Issuer to the adoption of certain amendments (the "Proposed Amendments") to the Indenture dated as of April 21, 2005 by and among the Issuer, as issuer, Kimco Realty Corporation, as guarantor (the "Guarantor") and BNY Trust Company of Canada, as trustee (the "Trustee") (the "Canadian Indenture").

         Concurrently with this Solicitation, the Guarantor is soliciting consents (the "Guarantor Consent Solicitation") of the holders of certain outstanding notes issued by the Guarantor in the United States under that certain indenture dated as of September 1, 1993 by the Guarantor, as supplemented and amended by a First Supplemental Indenture dated as of August 4, 1994 and by a Second Supplemental Indenture dated as of April 7, 1995 (the "Guarantor Indenture"), the whole upon the terms and subject to the conditions set out in the Consent Solicitation Statement of the Guarantor dated May 16, 2006, a copy of which is attached as Exhibit A hereto (the "Guarantor Consent Solicitation Statement"). The purpose of the Guarantor Consent Solicitation Statement is to amend certain financial covenants contained in the Guarantor Indenture. See the Guarantor Consent Solicitation Statement for a description of the purpose and description of the proposed amendments (collectively referred to herein as the "Guarantor Indenture Amendments") and all of the terms and conditions of the Guarantor Consent Solicitation.

         Under the guarantee, dated April 21, 2005, made by the Guarantor in favour of the Trustee on behalf of the Registered Holders (the "Guarantee"), the Guarantor covenanted directly in favour of the Trustee for itself and on behalf of the holders of Notes, as an independent covenant of the Guarantor, to comply with all covenants and other obligations contained in the Guarantor Indenture. In accordance with the Canadian Indenture and the Guarantee, no amendment to the Guarantor Indenture shall modify or effect the said covenant unless and until a reciprocal amendment to said covenant has been consented to by a majority in principal amount of the Registered Holders.

         The purpose of this Solicitation is to give effect, under the Canadian Indenture, to the adoption of the Guarantor Indenture Amendments. Effectiveness of the consent of Registered Holders under the Canadian Indenture is conditioned upon all of the conditions precedent to the effectiveness of the Guarantor Indenture Amendments being met, including without limitation the receipt of consents from registered holders of at least a majority of the outstanding principal amounts of the notes issued under the Guarantor Indenture, the whole as more fully set out in the Guarantor Consent Solicitation Statement.

         If we receive the Requisite Consents (as defined below) at or prior to the Expiration Date (as defined below) and the other conditions set forth herein are satisfied or waived, (i) the Guarantor Indenture Amendments shall be effective for the purposes of the Canadian Indenture and the Guarantee, (ii) a supplemental indenture and an amendment to guarantee (collectively, the "Amendment Documents") will be entered into in order to amend the Canadian Indenture and the Guarantee, respectively, and to give effect to the Guarantor Indenture Amendments, such amendments being more particularly described in Exhibit B hereto and (iii) a consent fee (the "Consent Fee") of CAN$1.25 per CAN$1,000 principal amount of the Notes will be paid to the consenting Registered Holders of the Notes as described herein.

         The terms and procedure applicable to the Solicitation are discussed in more detail below. A Letter of Consent (a "Consent"), return envelope and related materials are enclosed with this Consent Solicitation Statement.

         IF ADOPTED, THE PROPOSED AMENDMENTS WILL BE BINDING ON ALL REGISTERED HOLDERS, INCLUDING THOSE THAT DO NOT TIMELY CONSENT TO THE PROPOSED AMENDMENTS. HOWEVER, ONLY THOSE REGISTERED HOLDERS THAT TIMELY CONSENT (AND DO NOT REVOKE SUCH CONSENT) PRIOR TO THE EXPIRATION DATE WILL BE ELIGIBLE TO RECEIVE THE CONSENT FEE.

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THE SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, MAY
31, 2006 UNLESS EXTENDED (SUCH DATE, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). CONSENTS MAY BE REVOKED AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT
NOT THEREAFTER.
--------------------------------------------------------------------------------

         Requests for assistance in completing and delivering Consents, or for additional copies of the Consent or this Consent Solicitation Statement, should be directed to Global Bondholder Services Corporation, as the Information and Tabulation Agent (the "Information and Tabulation Agent"), at the address or telephone numbers set forth on the back cover of this Consent Solicitation Statement. Questions concerning the terms of the Solicitation should be directed to the Solicitation Agent at the address or telephone numbers set forth on the back cover of this Consent Solicitation Statement.

             The Solicitation Agent for the consent solicitation is:

                               UBS Investment Bank

           This Consent Solicitation Statement is dated May 16, 2006.

                              CONSENT SOLICITATION

IMPORTANT INFORMATION

         The Solicitation is being made upon the terms and subject to the conditions contained in this Consent Solicitation Statement. Capitalized terms used in this Consent Solicitation Statement and not otherwise defined have the meanings given to such terms in the Canadian Indenture. When we refer to this "Consent Solicitation Statement" we are referring not only to this Consent Solicitation Statement, but also to the exhibits and other documents that we refer to in, and incorporate by reference into, this document.

         In making your decision, you should rely only on the information contained in this Consent Solicitation Statement. We have not authorized anyone to provide you with any different or supplemental information. If you receive any such information, you should not rely on it. You should not assume that the information in this Consent Solicitation Statement is accurate as of any date other than the date on the cover page. The delivery of this Consent Solicitation Statement shall not, under any circumstances, create any implication that the information contained in it is correct as of any time subsequent to the date on the cover page or that there has been no change in the information contained in this Consent Solicitation Statement. By delivering your Consent, you represent that you are consenting to the Proposed Amendments solely based on the information contained in this Consent Solicitation Statement and your own examination of us and the terms of the Proposed Amendments.

         THE CONTENTS OF THIS CONSENT SOLICITATION STATEMENT SHOULD NOT BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. YOU SHOULD CONSULT YOUR OWN ATTORNEY, BUSINESS ADVISOR AND TAX ADVISOR AS TO THOSE MATTERS. THIS CONSENT SOLICITATION STATEMENT DOES NOT CONSTITUTE A SOLICITATION OF CONSENTS IN THE UNITED STATES OR IN ANY OTHER JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE THIS SOLICITATION. PERSONS WHO RECEIVE THIS CONSENT SOLICITATION STATEMENT MUST INFORM THEMSELVES ABOUT AND OBSERVE ANY APPLICABLE RESTRICTIONS ON THE DISTRIBUTION AND SOLICITATION OF CONSENTS.

         None of us, the Trustee, the Information and Tabulation Agent or the Solicitation Agent makes any recommendation as to whether Registered Holders should consent to the Proposed Amendments.


RECORD DATE

         The record date for purposes of this Solicitation is the close of business on May 15, 2006 (the "Record Date"). However, we may, in our sole discretion, establish a new date that, when chosen, will be deemed to be the "Record Date" for purposes of this Solicitation. Only Registered Holders as of the Record Date, or a subsequent holder who has obtained a valid proxy from the Registered Holder as of the Record Date, will be entitled to consent to the Proposed Amendments. Registered Holders may consent by executing and delivering prior to the Expiration Date, a properly completed Consent in accordance with the instructions described in this Consent Solicitation Statement and the Consent. For purposes of book entry Notes, only a CDS & Co. (as the nominee for The Canadian Depository for Securities Limited, "CDS") participant listed on the official CDS position listing as of the Record Date will be entitled to execute the Consent as the Registered Holder thereof, pursuant to the CDS omnibus proxy for participants entitled to consent as of the Record Date (the "CDS Omnibus Proxy").

GENERAL TERMS OF THE SOLICITATION

         The Proposed Amendments are being submitted as a single proposal. You may not consent only to some but not all of the Proposed Amendments. You may consent only to all of the Proposed Amendments or none of them. Partial or conditional Consents will not constitute valid Consents. If the Requisite Consents are not received by the Information and Tabulation Agent, on or prior to 5:00 p.m., New York City time, on the Expiration Date, we will not execute the Amendment Documents and the Proposed Amendments will not become operative.

         If the Requisite Consents are received and not revoked on or prior to the Expiration Date, the Amendment Documents will be executed by the Issuer, the Guarantor and the Trustee and the Proposed Amendments will become operative. Failure to complete and return a Consent will have the effect of a vote against the Proposed Amendments.

         The Proposed Amendments will not become operative until after the satisfaction or waiver of the conditions to this Solicitation. These conditions include receipt of the Requisite Consents and the satisfaction of the General Conditions described under the heading "Conditions of the Solicitation."

         We reserve the right to amend the terms and conditions of this Solicitation at any time prior to the Expiration Date for any reason, including, but not limited to, extending and/or terminating the Solicitation.

         IF THE REQUISITE CONSENTS ARE RECEIVED AND THE PROPOSED AMENDMENTS BECOME OPERATIVE, THE AMENDMENT DOCUMENTS AND THE AMENDMENTS TO THE CANADIAN INDENTURE AND THE GUARANTEE EFFECTED THEREBY WILL BE BINDING ON ALL HOLDERS OF NOTES, INCLUDING REGISTERED HOLDERS WHO DID NOT DELIVER A PROPERLY COMPLETED CONSENT TO THE INFORMATION AND TABULATION AGENT, OR WHO REVOKED THEIR CONSENT, ON OR PRIOR TO THE EXPIRATION DATE. All other provisions of the Canadian Indenture and the Guarantee that are not amended by the Amendment Documents will remain in full force and effect. Regardless of the outcome of this Solicitation, the Notes will continue to be outstanding and will continue to accrue interest as provided in the Notes and the Canadian Indenture.

         Each completed Consent should be delivered by hand, courier, mail (first class, postage prepaid) or facsimile (with the originally executed Consent to follow) to the Information and Tabulation Agent at the address or facsimile number set forth on the back cover of this Consent Solicitation Statement. The Information and Tabulation Agent will deliver a copy of each Consent to us and the Trustee. YOU SHOULD NOT DELIVER YOUR NOTES TO US, THE SOLICITATION AGENT, THE INFORMATION AND TABULATION AGENT OR THE TRUSTEE AND YOU SHOULD NOT DELIVER A CONSENT TO ANY PERSON OTHER THAN THE INFORMATION AND TABULATION AGENT. DELIVERY OF A CONSENT TO ANY PERSON OTHER THAN THE INFORMATION AND TABULATION AGENT WILL NOT BE VALID DELIVERY OF A CONSENT.

         Giving a Consent will not affect a Registered Holder's right to sell or transfer Notes. All valid Consents received, and not revoked, before the Expiration Date will be effective even if there is a later transfer of the Notes to which such Consent relates.

         Enclosed with this Consent Solicitation Statement is the form of Consent to be executed and delivered by the Registered Holders of the Notes, along with instructions on how to complete and deliver such Consent.

CONSENT FEE

         We will pay each Registered Holder of the Notes whose Consents have been accepted in this Solicitation a Consent Fee equal to CAN$1.25 for each CAN$1,000 principal amount of Notes as to which a Consent has been delivered by such Registered Holder. The Consent Fee will be paid promptly following the execution of the Amendment Documents. The Consents will expire if the Proposed Amendments do not become operative. Interest will not accrue on or be payable with respect to any Consent Fee.

REQUISITE CONSENT

         To become operative, the Proposed Amendments must be approved by the Registered Holders of at least a majority in aggregate principal amount of the Notes (the "Requisite Majority"). Presently, CAN$150,000,000 aggregate principal amount of Notes is outstanding. Accordingly, Consents from Registered Holders of more than CAN$75,000,000 aggregate principal amount of Notes must be received by the Information and Tabulation Agent, and not revoked, on or prior to the Expiration Date. This Consent Solicitation Statement, the Consent and other related documents are being sent to all persons who are Registered Holders as of the close of business on the Record Date.

 PROCEDURE FOR CONSENTING

         A properly completed, executed and dated Consent must be delivered to the Information and Tabulation Agent at the address or facsimile number (followed by physical delivery of the originally executed Consent) set forth on the back cover of this Consent Solicitation Statement on or prior to the Expiration Date.

         Only Registered Holders of the Notes as of the Record Date or holders of a valid proxy from a Registered Holder may deliver a Consent. Any beneficial owner of Notes who is not the Registered Holder of such Notes must arrange with the Registered Holder, or holders of a valid proxy from the Registered Holder, to execute and deliver the applicable Consent on such beneficial owner's behalf.

         Consents executed by the Registered Holder should be executed exactly the same way as their name(s) appear(s) on the Notes. If Notes to which a Consent relates are held by two or more joint Registered Holders, all Registered Holders should sign the Consent. If a Consent is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Registered Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and should submit to the Information and Tabulation Agent, along with the Consent, appropriate evidence (satisfactory to us) of such person's authority to so act. If Notes are registered in different names, separate Consents must be executed by each Registered Holder.

CONSENT PROCEDURES FOR HOLDERS WHOSE NOTES ARE NOT HELD IN THEIR NAME

         Any person who wishes to deliver a Consent but whose Notes are held in the name of a brokerage firm, bank nominee or other institution must either:

o        obtain a valid proxy from that institution, or

o instruct that institution to execute the appropriate Consent on their behalf.

         We anticipate that CDS, as nominee holder of the Notes, will execute the CDS Omnibus Proxy which authorizes its participants to consent with respect to the Notes owned by the CDS participants and held in the name of CDS as specified on the CDS position listing as of the Record Date. In such case, all references to "Registered Holders" shall, unless otherwise specified, include such CDS participants. For purposes of book entry Notes, the CDS participant listed on the official CDS position listing as of the Record Date shall be entitled to execute the consents as the Registered Holder thereof, pursuant to the CDS Omnibus Proxy.

CONSENT PROCEDURES FOR PURCHASERS OF NOTES AFTER THE RECORD DATE

         If a person purchases Notes after the Record Date and the Registered Holder of such Notes as of the Record Date previously consented (or thereafter consents) to the Proposed Amendments, such consent of the Registered Holder as of the Record Date, and not the subsequent holder, will be accepted by the Information and Tabulation Agent if it was (or is) validly submitted. However, if a person purchases Notes after the Record Date and the Registered Holder of such Notes as of the Record Date has not previously consented to the Proposed Amendments, the purchaser may obtain a valid proxy from the Registered Holder as of the Record Date and submit a Consent on or prior to the Expiration Date.

         All questions as to the validity, form, eligibility, receipt and revocation of any Consent will be resolved by us in our sole discretion, and our determination will be final and binding. We reserve the right to waive any defects or irregularities or conditions of delivery as to a particular Consent. Our interpretation of the terms and conditions of the Solicitation will be conclusive and binding.

EXPIRATION DATE, EXTENSIONS, TERMINATION AND AMENDMENT

         The term "Expiration Date" means 5:00 p.m., New York City time, on Wednesday, May 31, 2006, unless we, in our sole discretion, extend the period during which the Solicitation is open. In that event, the term "Expiration Date" will mean the latest time and date on which the Solicitation, as so extended, will expire. We reserve the right:

o to extend the Solicitation at any time or from time to time, until the Requisite Consents have been received;

o to terminate the Solicitation at any time prior to the Expiration Date, whether or not the Requisite Consents have been received; and

o to amend, at any time or from time to time, the terms of the Solicitation, including, without limitation, by revising the terms of the Proposed Amendments or by establishing a new Record Date.

         Any extension of the Expiration Date will be effective if we give oral or written notice thereof to the Trustee no later than 9:00 a.m. (and, if such notice is given orally, followed by written notice to the Trustee and the Solicitation Agent (given by facsimile or otherwise) no later than 4:00 p.m.), New York City time, on the first Business Day (as defined in the Canadian Indenture) following any previously announced Expiration Date. Any termination or amendment of the Solicitation will be effective upon written notice thereof to the Trustee. Any extension, termination or amendment will be followed as promptly as practicable by written notice thereof to the Registered Holders as of the Record Date. Such notice may provide that we are extending the Solicitation for a specified period of time or on a daily basis until 5:00 p.m., New York City time, on the date on which the Requisite Consents are received. Failure of any Registered Holder to receive such notice will not affect the extension, termination or amendment of the Solicitation.

         If the Solicitation is amended in a manner determined by us to materially affect holders of the Notes prior to the Expiration Date, we will promptly disclose such amendment and may, if appropriate, extend the Solicitation for a period adequate to permit Registered Holders to properly deliver or revoke their Consents. Other than as set forth in this Consent Solicitation Statement, once delivered, Consents may not be revoked.

CONDITIONS OF THE SOLICITATION

         Notwithstanding any other provision of this Consent Solicitation Statement, the effectiveness of the Proposed Amendments is conditioned upon:

o the satisfaction of each of the conditions set forth under the heading "Conditions of the Solicitation" of the Guarantor Consent Solicitation Statement;

o the receipt of the Requisite Consents and the execution of the Amendment Documents; and

o satisfaction of the General Conditions defined below.

         We may, in our reasonable discretion, waive any or all of these General Conditions. We may not, however, waive the conditions with respect to the receipt of the Requisite Consents or the execution of the Amendment Documents or the satisfaction of the conditions set forth under the heading "Conditions of the Solicitation" of the Guarantor Consent Solicitation Statement.

         The "General Conditions" will be deemed to have been satisfied on the Expiration Date, unless, on or after the date hereof and prior to the Expiration Date, there shall have been instituted or threatened or be pending any action, suit or other proceeding or investigation by any governmental authority or agency or any other person that:

o questions the legality, validity, binding effect, enforceability or effectiveness of the Proposed Amendments or the entering into the Amendment Documents;

o seeks to have the Notes paid prior to maturity or which questions the accuracy or completeness of any of the statements made in this Consent Solicitation Statement or in any of the other documents referred to herein; or

o if adversely determined, would make unlawful or invalid, would enjoin the implementation of, or would impose damages as a result of, any of the foregoing.

REVOCATION OF CONSENTS

         Each properly completed and duly executed Consent will be counted, notwithstanding any subsequent transfer of the Notes to which such Consent relates, unless such Consent has been validly revoked in accordance with the procedures described below. A Consent or revocation thereof delivered by a Registered Holder on or after the Record Date shall be deemed to supersede any earlier Consent or revocation relating to the same Notes.

         Prior to the Expiration Date, any Registered Holder may revoke any Consent given as to any or all of its Notes (in integral multiples of CAN$1,000). A Registered Holder desiring to revoke a Consent must, prior to the Expiration Date, deliver to the Information and Tabulation Agent, by mail, hand delivery, overnight courier or facsimile (confirmed by receipt of physical delivery of the executed original), a written revocation of such Consent containing the name(s) and address(es) of such Registered Holder, the principal amount of Notes to which such revocation relates, the Registered Holder's CDS Participant Number. Consents not properly or timely revoked will become irrevocable on the Expiration Date.

         A revocation must be executed by a Registered Holder exactly as the name of such Registered Holder appears on the Consent to which such revocation relates. If a revocation is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Registered Holder acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit to the Information and Tabulation Agent appropriate evidence (satisfactory to us) of such person's authority to so act, along with the revocation. A revocation shall be effective only as to the Notes identified in the revocation and only if such revocation complies with the provisions of this Consent Solicitation Statement.

         Any beneficial owner whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to revoke a Consent should contact such broker, dealer, commercial bank, trust company or other nominee promptly and instruct them to revoke such Consent.

         A REGISTERED HOLDER WHO HAS DELIVERED A REVOCATION MAY THEREAFTER DELIVER A NEW CONSENT BY FOLLOWING ONE OF THE PROCEDURES DESCRIBED ABOVE UNDER "PROCEDURE FOR CONSENTING" AT ANY TIME PRIOR TO THE EXPIRATION DATE.

EXPENSES OF SOLICITATION

         We will bear the expenses of preparing, printing and mailing this Consent Solicitation Statement, including all exhibits, annexes, the form of Consent and other related documents to Registered Holders as of the Record Date. We will also bear all of our legal, accounting and other expenses. In addition to Solicitation by use of the mail, Consents may be solicited by directors, officers, employees and agents of us in person or by telephone, telegram or other means of communication. These directors, officers, employees and agents will not be separately compensated for such solicitations but may be reimbursed for out-of-pocket expenses incurred by them in connection with this Solicitation. Arrangements may also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding this Consent Solicitation Statement to the beneficial owners of the Notes held of record by those parties, and we may reimburse these entities for reasonable expenses incurred by them in connection with their participation.

         We have retained UBS Securities LLC ("UBS") as the Solicitation Agent for solicitation and advisory services in connection with this Solicitation. UBS will receive customary compensation from us for its services. UBS will also be reimbursed for reasonable out-of-pocket expenses it incurs, including the reasonable fees and expenses of its counsel, and will be indemnified by us against certain liabilities, including liabilities under applicable securities laws in Canada, in either case incurred in connection with this Solicitation. UBS will solicit Consents from individuals, brokers, bank nominees and other institutional holders of the Notes.

         We have also retained Global Bondholder Services Corporation as Information and Tabulation Agent to assist us in connection with this Solicitation and we will pay the Information and Tabulation Agent compensation for such assistance. The Information and Tabulation Agent will also be indemnified by us against certain liabilities and expenses it incurs in connection with this Solicitation, including liabilities under applicable securities laws in Canada.

                                    EXHIBIT A

                    GUARANTOR CONSENT SOLICITATION STATEMENT

                        (Attachment begins on next page.)

                                    EXHIBIT B

                 AMENDMENTS TO CANADIAN INDENTURE AND GUARANTEE

1. The definition of "Guarantor Indenture" in Section 1.1 of the Canadian Indenture shall be amended to include a reference to the third supplemental indenture that is to be executed by the Guarantor in order to implement the Guarantor Indenture Amendments (the "Guarantor Supplement").

2. Exhibit C to the Canadian Indenture shall be amended by including therein the Guarantor Supplement.

3. The definition of "Guarantor Indenture" in the first sentence of the fourth paragraph of the Guarantee and of the Form of Guarantee set forth as Exhibit B to the Canadian Indenture, shall be amended to include a reference to the Guarantor Supplement.

4. Annex A to the Guarantee and the Form of Guarantee set forth as Exhibit B to the Canadian Indenture shall be amended by including therein the Guarantor Supplement.

                THE SOLICITATION AGENT FOR THIS SOLICITATION IS:

                               UBS INVESTMENT BANK
                              677 WASHINGTON BLVD.
                               STAMFORD, CT 06901
                          (203) 719-4210 (CALL COLLECT)
                      (888) 722-9555 EXT. 4210 (TOLL FREE)
                        ATTN: LIABILITY MANAGEMENT GROUP

        Any questions concerning the terms of this Solicitation may be directed to the Solicitation Agent.


         THE INFORMATION AND TABULATION AGENT FOR THIS SOLICITATION IS:

                     GLOBAL BONDHOLDER SERVICES CORPORATION
                             65 BROADWAY, SUITE 723
                               NEW YORK, NY 10006
                          ATTENTION: CORPORATE ACTIONS
                          (212) 430-3774 (CALL COLLECT)
                                 (866) 470-3700

BY FACSIMILE TRANSMISSION:         BY HAND DELIVERY, MAIL OR OVERNIGHT COURIER:

     212-430-3775                       GLOBAL BONDHOLDER SERVICES CORPORATION,
                                     65 BROADWAY--SUITE 723, NEW YORK, NY 10006


                  THE TRUSTEE UNDER THE CANADIAN INDENTURE IS:

                           BNY TRUST COMPANY OF CANADA


ALL CONSENTS AND REVOCATIONS OF CONSENTS SHOULD BE SENT TO THE INFORMATION AND TABULATION AGENT AT THE ADDRESS SPECIFIED ABOVE. REQUESTS FOR ASSISTANCE IN COMPLETING AND DELIVERING CONSENTS, OR FOR ADDITIONAL COPIES OF THE CONSENT OR THIS CONSENT SOLICITATION STATEMENT, SHOULD BE DIRECTED TO THE INFORMATION AND TABULATION AGENT. QUESTIONS CONCERNING THE TERMS OF THE SOLICITATION SHOULD BE DIRECTED TO THE SOLICITATION AGENT.